UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2008

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, California	90021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	213-488-0226

_________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01	Regulation FD Disclosure.

On January 16, 2008, American Apparel, Inc. is participating in the 10th Annual ICR XChange Conference being held at the St. Regis Monarch Beach Resort & Spa in Dana Point, California. Dov Charney, President and Chief Executive Officer will host the presentation. Mr. Charney's presentation will be webcast through the ICR XChange website at http://www.icrinc.com/web/icrxchange-us-presentation.php. The Presentation Materials are included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
Exhibits.
Exhibit	Description
99.1	Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 16, 2008

AMERICAN APPAREL, INC.
By: /s/ Ken Cieply
-------------------------------------------------------------------
Name: Ken Cieply
Title: CFO